T. Rowe Price Spectrum Growth Fund

Supplement to Summary Prospectus Dated May 1, 2014

Effective March 1, 2015, the T. Rowe Price International Discovery Fund will be added to the list of underlying funds in which the Spectrum Growth Fund can invest.

On page 2, the Asset Allocation Ranges for Underlying Funds table is supplemented as follows:

Spectrum Growth Fund	Investment Range
International Discovery	0-10%
The date of this supplement is February 17, 2015.

F89-041-S 2/17/15